                                                                    EXHIBIT 10.1

              AMENDMENT NUMBER SIX AND WAIVER TO CREDIT AGREEMENT
              ---------------------------------------------------


          This AMENDMENT NUMBER SIX AND WAIVER TO CREDIT AGREEMENT, dated as of August 15, 1997 (this "Amendment"), is entered into among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (the "Borrower"), the financial institutions which are signatories to the Credit Agreement (each a "Bank" and, collectively, the "Banks"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Banks thereunder (in such capacity, the "Agent").

          WHEREAS, the Borrower has requested that the Banks amend certain provisions of the Credit Agreement to provide for, among other things, the revision of covenants in connection with the incurrence of indebtedness by the Borrower.

          WHEREAS, Borrower has informed Banks and Agent that Borrower intends to enter into a transaction pursuant to which Borrower will acquire five (5) facilities: a continuing care retirement community in Glendale, Wisconsin, a continuing care retirement community in Waukesha, Wisconsin, an independent living facility/assisted living facility in Menomonee Falls, Wisconsin, an independent living facility in West Allis, Wisconsin, and a nursing home in Duluth, Minnesota (the "Properties"), and lease the Properties to Laureate Group, Inc. ("Laureate"), all as more particularly described in a memorandum (the "Memorandum") from Andy Stokes to Borrower's Board of Directors, dated June 12, 1997, a true and complete copy of which is attached hereto as Exhibit "A"
                                                                  -----------
(the transaction substantially as described in the Memorandum is referred to herein as the "Transaction");

          WHEREAS, Borrower has requested that Banks and Agent waive Borrower's compliance with certain covenants set forth in Section 9.4 of the Credit
                                               -----------
Agreement in connection with the consummation of the Transaction; and

          WHEREAS, subject to the terms and conditions contained herein, the Banks are willing to amend such provisions of the Credit Agreement and to waive Borrower's compliance with certain covenants set forth in Section 9.4 of the
                                                          -----------
Credit Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                        DEFINITIONS FOR THIS AMENDMENT;
                        ------------------------------
                 AMENDMENT OF ARTICLE I OF THE CREDIT AGREEMENT
                 ----------------------------------------------

          1.1  Definitions for this Amendment.  Any and all initially
               ------------------------------
capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless specifically defined herein. For purposes of this Amendment, the following initially capitalized terms shall have the following meanings:

          "Agent" shall have the meaning set forth in the introduction to this
           -----
     Amendment.

          "Amendment" means this Amendment Number Six and Waiver to Credit
           ---------
     Agreement among the Borrower, the Banks, and the Agent.

          "Bank" and "Banks" shall have the respective meanings set forth in the
           ----       -----
     introduction to this Amendment.

          "Borrower" shall have the meaning set forth in the introduction to
           --------
     this Amendment.

          "Credit Agreement" means that certain Credit Agreement, dated as of
           ----------------
     May 20, 1993, among the Borrower, the Banks, and the Agent, as amended by that certain Amendment Number One to Credit Agreement dated as of April 28, 1994, that certain Amendment Number Two to Credit Agreement dated as of July 11, 1995, that certain Amendment Number Three to Credit Agreement dated as of January 22, 1996, that certain Amendment Number Four and Waiver to Credit Agreement dated as of December 10, 1996, and that certain Amendment Number Five to Credit Agreement dated as of April 1, 1997.

          1.2  Amendment of Section 1.1 of the Credit Agreement.  Section 1.1 of
               ------------------------------------------------
the Credit Agreement is hereby amended by inserting the following defined terms:

          "1997 Indenture" means that certain Indenture, dated as of August 19,
           --------------
     1997, from the Borrower to The Bank of New York, as Trustee, providing for the issuance from time to time of unsecured and unsubordinated debentures, notes or other evidences of indebtedness of the Borrower.

          "1997 Indenture Indebtedness" means Indebtedness of the Borrower
           ---------------------------
     incurred under or pursuant to the 1997 Indenture.

                                   ARTICLE 2

                        AMENDMENT OF CERTAIN PROVISIONS
                        -------------------------------
                            OF THE CREDIT AGREEMENT
                            -----------------------

          2.1  Amendment of Section 4.3(b) of the Credit Agreement.  Section
               ---------------------------------------------------
4.3(b) of the Credit Agreement is amended by deleting clause (i) therefrom in its entirety and substituting therefor the following clause:

     (i) If the Borrower shall create or incur Indenture Indebtedness, 1996 Indenture Indebtedness or 1997 Indenture Indebtedness or, with the prior written consent of the Majority Banks, shall create, incur or assume Indebtedness pursuant to Sections 9.4(a)(v) or 9.4(a)(vii), the Borrower
                              ---------------------------------
     shall pay to the Agent as a prepayment in whole or ratably in part of the outstanding amount of the Loans, an amount equal to the Net Cash
     Proceeds received by the Borrower from such Indebtedness as created, incurred or assumed (to the extent of the amount of the Loans then outstanding).

          2.2  Amendment of Section 8.1 of the Credit Agreement.  Section 8.1 of
               ------------------------------------------------
the Credit Agreement is amended by inserting the following new subsection (u) immediately following subsection (t) thereof:

          (u) Compliance with Securities Laws.  Each of the Borrower and its
              -------------------------------
     Subsidiaries is in compliance in all material respects with all applicable federal and state securities laws, rules, regulations and orders of any Governmental Authority with respect to the 1997 Indenture and the Indebtedness issued and to be issued pursuant to the 1997 Indenture.

          2.3  Amendment of Section 9.1(b) of the Credit Agreement.  Section
               ---------------------------------------------------
9.1(b) of the Credit Agreement is amended by deleting clause (xi) therefrom in its entirety and substituting therefor the following clause:

               (xi) as soon as reasonably practical and, in any event, not less than two days prior to the consummation thereof, written notice of (A) the proposed incurrence or issuance of Indenture Indebtedness, 1996 Indenture Indebtedness or 1997 Indenture Indebtedness or (B) any proposed supplement or amendment to the Indenture, the 1996 Indenture or the 1997 Indenture; and

          2.4  Amendment of Section 9.2 of the Credit Agreement.  Section 9.2 of
               ------------------------------------------------
the Credit Agreement is amended by deleting subsection (a) therefrom in its entirety and substituting therefor the following subsection:

          (a) Leverage Ratio.  The Borrower will not permit the ratio of
              --------------
     Consolidated Total Liabilities to Consolidated Tangible Net Worth to be greater than 1.3 to 1.0;

          2.5  Amendment of Section 9.4(a) of the Credit Agreement.  Section
               ---------------------------------------------------
9.4(a) of the Credit Agreement is amended by deleting the "." at the end of clause (xi) thereof and inserting in place thereof "; and" and by inserting immediately thereafter the following new clause (xii):

               (xii)  1997 Indenture Indebtedness; provided, however, that:  (a)
                                                   --------  -------
     the maximum aggregate principal amount of 1997 Indenture Indebtedness at any time outstanding shall not exceed $300,000,000; (b) without the prior written consent of the Majority Banks, no regularly scheduled principal payment on any 1997 Indenture Indebtedness shall be required prior to the fifth (5th) anniversary of the issuance of the debenture, note or other evidence of indebtedness evidencing such 1997 Indenture Indebtedness (without regard to the effect of the acceleration provisions set forth in Section 502 of the 1997 Indenture); (c) all 1997 Indenture Indebtedness shall be unsecured; (d) in connection with the incurrence or issuance of any 1997 Indenture Indebtedness, no covenant (financial or otherwise) shall be imposed upon, or agreed to by, the Borrower that is more restrictive (in the judgment of the Majority Banks) than the covenants set forth in this Agreement; and (e) prior to the effectiveness thereof, the Majority Banks shall have approved, in their sole discretion, each supplement or amendment to the 1997 Indenture.

                                    ARTICLE 3

                         WAIVERS OF CERTAIN PROVISIONS
                         -----------------------------
                            OF THE CREDIT AGREEMENT
                            -----------------------

          3.1  Waiver of Section 9.4(a)(ix) of the Credit Agreement.  Banks
               ----------------------------------------------------
hereby agree to waive compliance by Borrower and its Subsidiaries with subsection (a)(ix) of Section 9.4 of the Credit Agreement in connection with the consummation of the Transaction to the extent the Transaction includes the assumption of Indebtedness in an amount not to exceed $53,004,800 which is secured by Liens upon the Properties.

          3.2  Waiver of Section 9.4(b) of the Credit Agreement.  Banks hereby
               ------------------------------------------------
agree to waive compliance by Borrower and its Subsidiaries with Section 9.4(b) of the Credit Agreement in connection with the consummation of the Transaction to the extent the Transaction includes the assumption of Liens upon the Properties securing Indebtedness in an amount not to exceed $53,004,800.

          3.3  Waiver of Section 9.4(d) of the Credit Agreement.  Banks hereby
               ------------------------------------------------
agree to waive compliance by Borrower and its Subsidiaries with Section 9.4(d) of the Credit Agreement in connection with the consummation of the Transaction to the extent the Transaction constitutes a merger with, or an acquisition of all or substantially all of the assets of, any Person.

          3.4  Waiver of Section 9.4(f)(iii)(A) of the Credit Agreement.  Banks
               --------------------------------------------------------
hereby agree to waive compliance by Borrower and its Subsidiaries with subsection (f)(iii)(A) of Section 9.4 of the Credit Agreement in connection with the consummation of the Transaction to the extent the Transaction includes the purchase of the Properties for a consideration which exceeds $30,000,000;

provided, however, that such purchase consideration shall not exceed $96,000,000
--------  -------
(including assumption of Indebtedness but exclusive of Borrower's transaction expenses).

          3.5  Waiver of Section 9.4(f)(iii)(B) of the Credit Agreement.  Banks
               --------------------------------------------------------
hereby agree that, for purposes of the computation from time to time of compliance by Borrower and its Subsidiaries with subsection (f)(iii)(B) of
Section 9.4 of the Credit Agreement during the current fiscal year only, the purchase consideration payable in connection with the consummation of the Transaction shall be excluded from the $200,000,000 limitation set forth in such subsection; provided, however, that such purchase consideration shall not exceed
            --------  -------
$96,000,000 (including assumption of Indebtedness but exclusive of Borrower's transaction expenses).


                                   ARTICLE 4

                                 MISCELLANEOUS
                                 -------------

         4.1  Loan Documents.  This Amendment shall be one of the Loan
              --------------
Documents.

          4.2  Execution.  This Amendment may be executed in any number of
               ---------
counterparts, each of which when so executed and delivered shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature pages of this Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of the signature pages of this Amendment by telecopier shall thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          4.3  Effectiveness.  This Amendment shall be effective as of the date
               -------------
first written above, when (a) one or more counterparts hereof shall have been executed by the Borrower, the Banks, and the Agent and shall have been delivered to the Agent and (b) the Borrower shall have delivered to the Banks and the Agent an executed copy of the 1997 Indenture.

          4.4  No Other Amendment.  Except as expressly amended hereby, the
               ------------------
Credit Agreement shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed a part of and is hereby incorporated in the Credit Agreement.

          4.5  Governing Law.  This Amendment shall be governed by, and
               -------------
construed and enforced in accordance with, the laws of the State of California.

                            [SIGNATURE PAGE FOLLOWS]

  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.


WELLS FARGO BANK, NATIONAL            SANWA BANK CALIFORNIA
ASSOCIATION, in its individual
capacity and as Agent


By                                    By
  ----------------------------           ----------------------------------
  Title: Vice President                  Title:
                                               ----------------------------

THE SUMITOMO BANK, LIMITED            BHF-BANK AKTIENGESELLSCHAFT



By                                    By
  ----------------------------           ----------------------------------
  Title:                                 Title:
        ----------------------                 ----------------------------

By                                    By
  ----------------------------           ----------------------------------
  Title:                                 Title:
        ----------------------                 ----------------------------


THE BANK OF NEW YORK


By
  ----------------------------
 Title:
       -----------------------



NATIONWIDE HEALTH PROPERTIES, INC.


By
  -----------------------------
 Title:
       ------------------------